EXHIBIT 99.1

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT dated as of February 27, 2007 (this “Amendment”), among AFFINITY GROUP, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors”), THE LENDERS PARTY HERETO (the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent (the “Syndication Agent”), CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as Administrative Agent (the “Administrative Agent”), and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent (the “Documentation Agent” and together with the Administrative Agent and the Syndication Agent, the “Agents”).

WHEREAS, the Credit Parties wish to amend the Credit Agreement to permit the Borrower to additional repurchases of Senior Subordinated Notes; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement to extend the Revolving Credit Maturity Date;

WHEREAS, the Lenders have agreed to amend the Credit Agreement to make the other changes referred to below;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1.             Reference to Credit Agreement.  Reference is made to the Amended and Restated Credit Agreement dated as of June 24, 2003, as amended by the (a) First Amendment to the Credit Agreement dated as of February 18, 2004, (b) Second Amendment to the Credit Agreement dated as of June 30, 2004, (c) Third Amendment to the Credit Agreement dated as of November 12, 2004, (d) Fourth Amendment dated as of March 24,2005, (d) Fifth Amendment to Credit Agreement dated as of November 4, 2005, (e) Sixth Amendment to Credit Agreement dated as of March 3, 2006 and (f) Seventh Amendment to Credit Agreement dated as of June 8, 2006, in each case, among the Borrower, the Guarantors, the Lenders, the Syndication Agent, the Administrative Agent and the Documentation Agent (as amended on or prior to the date hereof and as it may be further amended or amended and restated from time to time, the “Credit Agreement”).  Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.             Amendments to Credit Agreement.  The Credit Parties, the Lenders, and the Agents agree that the Credit Agreement is hereby amended as follows:

(a)           Addition of Defined Terms.  The following defined terms are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“Available Repurchase Amount” means the Repurchase Amount reduced by the amounts thereof utilized by the Credit Parties from and after the Eighth Amendment Effective Date for (a) Senior Subordinated Note Repurchases and (b) the aggregate purchase price (including liabilities of the seller for borrowed money assumed by the buyer and any earnout or similar payments) in excess of $15,000,000 in any fiscal year for (i) Permitted Acquisitions under Section 7.4(d)(i) and (ii) other Acquisitions approved by the Required Lenders.

“Eighth Amendment Effective Date” means February 27, 2007.

“Incremental Term Lender” means any Lenders from time to time holding Incremental Term Loans including assignees under any assignments permitted by Section 10.4.  Each Incremental Term Lender shall be a “Term Loan Lender’ hereunder.

“Incremental Term Loan” means a Loan made pursuant to Section 2.1(c) that utilizes the Incremental Term Loan Commitments.

“Incremental Term Loan Agreement” has the meaning ascribed to it in Section 2.1(c)(ii).

“Incremental Term Loan Commitment” means with respect to each Incremental Term Lender, the agreement of such Lender to make Incremental Term Loans to the Borrower upon satisfaction of the conditions set forth in Section 2.1(c).

“Incremental Term Loan Maturity Date” has the meaning ascribed to it in Section 2.1(c)(ii).

“Repurchase Amount” means “$50,000,000.

(b)           Amendment to Defined Terms.

(i)            Section 1.1 is hereby amended by deleting each of the following definitions and replacing them with the following:

“Agreement” means this Credit Agreement, as amended, supplemented or otherwise modified from time to time and including any Incremental Term Loan Agreement if Incremental Term Loans are made pursuant to such Incremental Term Loan Agreement.

“Revolving Credit Maturity Date” means June 24, 2009.

“Term Loan” has the meaning assigned to such term in Section 2.1(b) and, if any Incremental Term Loans are made pursuant to Section 2.1(c) and any Incremental Term Loan Agreement, Term Loans shall include any Incremental Term Loans.

“Term Loan Lender” means any Lenders from time to time holding Term Loans, including assignees under any assignments permitted by Section 10.4, and, if any

Incremental Term Loans are made pursuant to Section 2.1(c) and any Incremental Term Loan Agreement, Term Loan Lender shall include any Incremental Term Loan Lender.

(ii)           The definition of Compliance Certificate in Section 1.1 is hereby amended by adding the following to end thereof, “The Compliance Certificate shall also include a calculation of the Available Repurchase Amount determined as of the end of the fiscal period for which the financial statements delivered with such Compliance Certificate.”

(c)           Amendment to Section 2.1.  Section 2.1 of the Credit Agreement is hereby amended by adding the following subsection (c):

(c)           Incremental Term Loans.

(i)            In addition to Term Loans to be made pursuant to Section 2.1(b) hereof, the Borrower may at any time prior to the Term Loan Maturity Date, by delivering written notice to the Administrative Agent, request that the Lenders (or other financial institutions (the “New Lenders”) agreed to by the Borrower and reasonably acceptable to the Administrative Agent, the consent of the Administrative Agent in respect thereof not to be unreasonably withheld) commit to make Incremental Term Loans in an aggregate principal amount of not less than $10,000,000 and not more than $50,000,000.  The Borrower may request Incremental Term Loans at any time and from time to time, subject to the conditions and provisions set forth herein.  In the event that one or more of the Lenders (or New Lenders) offer, in their sole discretion, to enter into such commitments, and such Lenders (or New Lenders) and the Borrower agree as to the amount of such commitments that shall be allocated to the respective Lenders (or financial institutions) making such offers and the fees (if any) to be payable by the Borrower in connection therewith, such Lenders (or New Lenders) shall become obligated to make Incremental Term Loans under this Agreement in an amount equal to the amount of their respective Incremental Term Loan Commitments.  The Administrative Agent’s agreement to arrange and syndicate any such Incremental Term Loan Commitments shall not be deemed to constitute a commitment, or an offer, to provide, such Incremental Term Loan Commitments or a representation, direct or implied, that such arrangement and syndication will be successful.  No Lender shall have any obligation to commit to any Incremental Term Loan Commitments and the Borrower shall have no obligation to request Incremental Term Loan Commitments.

(ii)           If the Borrower makes a request for Incremental Term Loan Commitments and the Administrative Agent is able to successfully obtain such Incremental Term Loan Commitments and reach agreement with the Borrower and Incremental Term Lenders as described in clause (i) above, the Borrower, the Administrative Agent and the Incremental Term Loan Lenders shall execute and deliver an agreement (the “Incremental Term Loan Agreement”) setting forth the terms and conditions of the Incremental Term Loans, and the Incremental Term Lenders shall become obligated to make Incremental Term Loans under this Agreement in an amount equal to the amount of their respective Incremental Term Loan Commitments as specified in such Incremental Term Loan Agreement; provided that (v) the final maturity of the Incremental Term Loans (such date, the “Incremental Term Loan Maturity Date”) shall be the Term Loan Maturity Date, (w) without the prior consent of the Required Lenders, in no event shall the Applicable Margin for the Incremental Term Loans be more than 0.25% greater than the respective Applicable Margin for Term Loans set forth in the definition of “Applicable Margin”, (x) the weighted average life to maturity of the Incremental Term Loans shall approximately equal the weighted average life to maturity of the then outstanding Term Loans, (y) the Credit Parties shall be in compliance with Section 7.9 as of the last day of the most recent period of four consecutive fiscal quarters for which financial statements have been delivered to the Administrative Agent prior to the date of the proposed incurrence of any Incremental Term Loans, after giving effect, on a pro forma basis, to the incurrence of the Incremental Term Loans proposed to be incurred and the application of the proceeds thereof, and the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer showing such calculations in reasonable detail to demonstrate such compliance and (z) the Administrative Agent shall have received a certificate, dated the effective date of the Incremental Term Loan Agreement and signed by the President, a Vice President or a Financial Officer of the Borrower, certifying that the obligations of the Credit Parties with respect to the Incremental Term Loans described in such Incremental Term Loan Agreement are permitted to be incurred and secured by the assets of the Credit Parties as “Senior Indebtedness” under the Senior Subordinated Note Indenture and the indenture pursuant to which the Holding Company Notes have been issued and demonstrating in reasonable detail the basis for such certification.  Except as otherwise provided herein, the Incremental Term Loans shall have the interest rate, amortization schedule and maturity date as shall be set forth in the Incremental Term Loan Agreement.  The Incremental Term Loans shall be secured by the Collateral, shall represent the obligations of the Borrower, shall be guaranteed by the Guarantors and shall be pari passu with the other Loans as to any Collateral and ranking of claims.  Each of the Incremental Term Lenders hereby authorizes the Administrative Agent to revise Schedule 2.1 on the effective date of the Incremental Term Loan Agreement to reflect such new commitments without an amendment to this Agreement.

(d)           Amendment to Section 6.9.  Section 6.9 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section.

If Incremental Term Loans are established, the Borrower shall utilize the proceeds of the Incremental Term Loans for one or more of the following as the Borrower, in its discretion, shall determine: to repay Revolving Credit Loans, to fund Senior Subordinated Note Repurchases or for Permitted Acquisitions or Acquisitions otherwise approved by the Required Lenders.

(e)           Amendment to Section 7.4(d)(i).  Section 7.4(d)(i) of the Credit Agreement is hereby deleted and replaced by the following:

(i)            (A) the aggregate purchase price (including liabilities of the seller for borrowed money assumed by the buyer and any earnout or similar payments) paid by the Credit Parties for Acquisitions in any fiscal year shall not, without the prior consent of the Required Lenders, exceed the sum of (x) $15,000,000 plus (y) the portion of the Available Repurchase Amount that the Credit Parties determine to utilize for any such Permitted Acquisition by delivery to the Administrative Agent a certificate of a Financial Officer indicating the amount of the Available Repurchase Amount to be so applied and (B) the aggregate purchase price (including liabilities of the seller for borrowed money assumed by the buyer and any earnout or similar payments) paid by the Credit Parties for any Acquisition or series of related Acquisitions shall not exceed $20,000,000;

(f)            Amendment to Section 7.6(a)(viii).  Section 7.6(a)(viii) of the Credit Agreement is hereby amended by adding the following immediately after the reference to “$30,000,000” in clause (A) of the proviso:  “plus (B) the Available Repurchase Amount.”

(g)           Amendment to Section 7.7.  Clause (v) in the proviso in Section 7.7 of the Credit Agreement is hereby amended by adding the following at the end of such clause (v), “; provided that, the Borrower may, pursuant to, and subject to the terms and conditions of, Section 7.6(a)(viii), repurchase Senior Subordinated Notes from Affiliates who are holders thereof in arms-length transactions for fair market value without regard to the limitation set forth in this clause (v).”

(h)           Amendment to Section 7.9(b).  Section 7.9(b) of the Credit Agreement is hereby amended by deleting the last row of the chart therein and amending the second to last row of such chart by deleting “From October 1, 2006 through September 30, 2008” and inserting in lieu thereof “From October 1, 2006 and at all times thereafter.”

(i)            Amendment to Section 7.9(c).  Section 7.9(c) of the Credit Agreement is hereby amended by deleting the last two rows of the chart therein and inserting the following rows in such chart:

From October 1, 2006 and at all times thereafter	3.50 to 1.00

3.             No Default; Representations and Warranties, etc.  The Credit Parties hereby confirm that: (a) the representations and warranties of the Credit Parties contained in Article 4 of the Credit Agreement are true on and as of the date hereof as if made on such date; (b) the Credit Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and (c) after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

4.             Conditions to this Amendment.  This Amendment shall not become effective until the date on which each of the following conditions is satisfied or waived in writing by the Required Lenders:

(a)           Counterparts of Amendment.  The Administrative Agent shall have received from the Credit Parties and the Required Lenders and each of the Revolving Credit Lenders either (i) a counterpart of this Amendment signed on behalf of the Required Lenders and each of the Revolving Credit Lenders or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such parties have signed counterparts of such Agreements.

(b)           Expenses.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, all reasonable expenses, including legal fees and disbursements incurred by the Administrative

Agent in connection with this Amendment and the transactions contemplated hereby and the reimbursement or payment of all other out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

5.             Dissolution of Affinity Advertising, LP.  The Credit Parties have informed the Administrative Agent that Affinity Advertising, LP has been inactive since December 2005 and has no assets, property or business.  Accordingly the Credit Parties have requested a waiver of the provisions of Sections 6.3 and 7.4 of the Credit Agreement to permit the dissolution of Affinity Advertising, LP.  By their execution of this Amendment the Required Lenders hereby waive such provisions with respect to the dissolution of Affinity Advertising, LP.

6.             Miscellaneous.

(a)           Loan Documents Effective.  Except to the extent specifically amended or waived hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect.  Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.  The foregoing waivers shall apply solely to the provisions of the Credit Agreement specified herein for the periods and purposes specified herein.  Nothing herein shall be deemed to constitute a modification, amendment or waiver of any other term or condition of the Credit Agreement.

(b)           Further Assurances.  Upon request from the Administrative Agent, the Credit Parties hereby agree to execute such amendments, supplements or modifications to the Collateral Documents to account for the transactions contemplated by this Amendment.

(c)           Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d)           Governing Law.  This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

AFFINITY GROUP, INC.

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Senior Vice President and Chief Financial Officer

SUBSIDIARIES/GUARANTORS

AFFINITY ADVERTISING, LP

By:	VBI, INC., its General Partner

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Senior Vice President and Chief Financial Officer

AFFINITY BROKERAGE, INC.

AFFINITY ROAD AND TRAVEL CLUB, INC.

AGI PRODUCTIONS, INC.

ARU, INC.

CAMP COAST TO COAST, INC.

CAMPING REALTY, INC.

CAMPING WORLD, INC.

CAMPING WORLD INSURANCE SERVICES OF NEVADA, INC.

CAMPING WORLD INSURANCE SERVICES OF TEXAS, INC.

COAST MARKETING GROUP, INC.

CWI, INC.

CW MICHIGAN, INC.

EHLERT PUBLISHING GROUP, INC.

GOLF CARD INTERNATIONAL CORP.

GOLF CARD RESORT SERVICES, INC.

GSS ENTERPRISES, INC.

POWER SPORTS MEDIA, INC.

TL ENTERPRISES, INC.

VBI, INC.

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Senior Vice President and Chief Financial Officer

AGREEMENT OF HOLDING COMPANY AND

RATIFICATION OF NONRECOURSE GUARANTY

The undersigned hereby agrees to the provisions of Section 2 and as guarantor hereby acknowledges and consents to the foregoing Amendment as of the date hereof, and agrees that the Amended and Restated Nonrecourse Guaranty and Pledge Agreement dated as of Amended and Restated Nonrecourse Guaranty and Pledge Agreement dated as of March 24, 2005 (as amended, supplemented or otherwise modified prior to the date hereof and from time to time) remains in full force and effect, and the undersigned confirms and ratifies all of its obligations thereunder.

AFFINITY GROUP HOLDING, INC.

By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT and
SYNDICATION AGENT

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Syndication Agent

By:	/s/ E. Lindsay Gordon
	Name:	E. Lindsay Gordon
	Title:	Canadian Imperial Bank of Commerce
Authorized Signatory

LENDER

CIBC Inc.

By:	/s/ E. Lindsay Gordon
	Name:	E. Lindsay Gordon
	Title:	Authorized Signatory
CIBC Inc.